EXHIBIT 10.4
Labor Contract

Party A:	Party B:

Date: ____month_______day ______year	Date: ______month ______day _______year

Party A	Party B

Educational background

Economic type	Sex

Legal representative	DOB:

Number of ID card

Zip

Address: 1# of Guiba Road, Guixi Industrial Park	Address:

Sub-district administrative office

Party A and Party B have made and entered into the following Contract on the principle of equality and freewill and according to existent Labor Law of the People's Republic of China and Labor Contract Law of the People’s Republic of China.

I. Term of Labor Contract
Article I Term type of this Contract shall be  ______.
This Contract shall take effect on the  _____day of  ______ of  _______, including a probationary period of  ______months.
This Contract shall expire on  _____day of  _____ of  ______.

II. Work Contents
Article II Party B agrees to serve in the   department according to work needs of Party A.
Article III Specific quantity and quality of works to be performed by Party B shall be specified in the post (invitation) agreement.

III. Labor Protection and Work Conditions
Article IV Party A arranges work, rest and holiday time for Party B according to Labor Law of the People's Republic of China. On the premise of compliance with relevant laws and regulations, Party A may arrange corresponding work and rest time for Party B with approval from relevant labor administration departments and according to work needs.

Article V If Party B is to work overtime, Party A should give compensatory leave or pay overtime wage as stipulated by laws.
Article VI Party A should provide necessary working conditions and tools to Party B, and should build consummate work processes, draw up operation instructions, work specifications, work safety and sanitation systems and relevant standards.
Article VII Party A shall be responsible for education and training of Party B over political ideas, professional ethics, as well as work safety, sanitation and relevant regulations and systems.

IV. Labor remuneration
Article VIII Wages should be distributed according to performance.
Article IX The two parties agree that, according to the wage distribution system legally built by Party A, Party B shall be paid CNY each month, and during the probationary period, the wage shall be CNY each month.
Party A should pay money wage to Party B on the day of each month.

V. Insurance
Article X Both parties should pay endowment, unemployment and other social insurance expenses as stipulated by national social insurance system.
Party A should fill out the Employee Endowment Insurance Handbook for Party B. when the Labor Contract is terminated or cancelled, the Employee Endowment Insurance Handbook should be transferred accordingly.
Article XI Relevant insurance regulations shall be followed if Party B is sick or suffers non-employment injuries.
Article XII Refer to relevant national regulations for wage and medical insurance issues when Party B contracts occupational diseases or employment injuries.

VI. Labor Discipline
Article XIII Party B should obey regulations and systems legally built by Party A, strictly follow work safety and sanitation, work processes, operation specifications and work specifications, take good care of properties of Party A and observe professional ethics, actively participate in trainings organized by Party A to improve idealistic consciousness and occupational skills.
Article XIV If Party B violates labor disciplines, Party A may punish Party B according to relevant regulations and systems stipulated by Party A until having to cancel this Contract.

VII. Change, Termination, Cancellation, Renewal of Labor Contract and Treatment for Breach of Contract
    Article XV This Contract should be altered accordingly following changes to laws, administrative regulations and rules based on which this Contract is made and entered into.
Article XVI When performance of this Contract becomes impossible due to significant changes to circumstances based on which this Contract is made and entered into, contents of this Contract can be changed accordingly through negotiations between two parities.
Article XVII This Contract can be cancelled if agreed by two parties through negotiation.
Article XVIII Party A may cancel this Contract if any of the following happens:
1. Party B proves falling short of acceptance conditions during the probationary period;
2. Party B is found in serious breach of labor disciplines or Party A’s regulations and systems;
3. Party B seriously neglects his duty, practices favoritism and commits irregularities, and has caused serious losses to Party A;
4. Criminal liabilities are ascertained on Party B.
Article XIX Party A may cancel this Contract when any of the following happens, and Party B must be informed in writing thirty days in advance:
            1. Party B is sick or suffers injury other than employment injuries and cannot retrieve previous works after the treatment period expires nor assume works otherwise arranged by Party A;
            2. Party B is considered as unqualified for assigned works and is still considered incompetent after training or change of post;
    3. Two parties fail to come to an agreement over change of contract as stated in Article XVI.
Article XX During the period of statutory consolidation, when Party A comes to the brink of bankruptcy or runs deep into difficulties in production and management, this Contract can be cancelled by Party A after explaining the situations to the trade union or all employees to solicit their opinions and reporting the case to relevant labor administrative departments.
Article XXI Party A cannot terminate or cancel this Contract as stated in Article XIX and XX of this Contract when Party B:
1. is in stipulated medical treatment period due to sickness or non-employment injuries; or
2. Female employees are in gestational period, maternity period or suckling period

Article XXII The Labor Contact cannot be cancelled according to Article XIX and XX if Party B contracts occupational diseases or suffers employment injuries, and is authenticated and verified by municipal, regional or county level labor appraisal committees as incapacitated partially or completely, and relevant regulations shall apply.
Article XXIII Party A should be informed in writing thirty days in advance if Party B wants to cancel this Contract.
If the contract is to be canceled during the probationary period, Party A should be informed three days in advance.
Article XXIV Party B may inform Party A for cancellation of this Contract anytime when any of the following happens:
1. Party A forces Party B to work through means of violence, threatening, imprisoning or illegal limits on personal freedom of Party B;
2. Party A fails to pay labor remuneration or provide labor conditions as agreed in the Contract.
Article XXV When the term expires, this Labor Contract shall be terminated, and can be renewed through negotiations between Party A and Party B.
Article XXVI Party A should compensate losses caused to Party B by following the Labor Contract Law of the People’s Republic of China if Party A shall terminate this Labor Contract by violating agreement in this Contract or void contracts are made due to reasons of Party A and has caused damaged to Party B.
            Article XXVII Party B should compensate losses caused to Party A by following the Labor Contract Law of the People’s Republic of China if Party B shall terminate this Labor Contract by violating agreement in this Contract or violate confidential clauses as agreed in this Contract and has caused damaged to Party A.

VIII. Settlement of Labor Disputes
Article XXVIII With regard to labor disputes arising from performance of this Contract, involved parties may apply for mediation at the labor dispute mediation board respectively; where mediation shall fail and any party demand arbitration, and disputes should be referred to Guixi Labor Dispute Arbitration Committee within sixty days after such disputes occur. Any party may directly apply for arbitration at the Guixi Labor Dispute Arbitration Committee
Any party refusing to accept the arbitral decision may take judicial proceedings against the other at Guixi People’s Court.

IX. Others
            Article XXIX
Party A hereby attaches the following regulations

                                                                     to this Contract.
Article XXX Unconcerned matters shall be settled through negotiations; in case of any discrepancy between this Contract and national laws and regulations in future, new regulations shall prevail.
Article XXXI This Contract shall be signed in duplicate, one copy for each party, and shall take effect with signatures (seals) of both parties.

Party A: (signature/seal)	Party B: (signature/seal)
Legal representative
(Signature/seal)
or authorized agent:
Date:
Verification unit (Seal)	Verified by: (Signature/seal)
Date:

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